Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt
Debt
Receivables Facility
In February 2012, MPI entered into a $300 million accounts receivable securitization facility, which was expanded to $400 million in July 2012, pursuant to (i) a Purchase and Contribution Agreement, between MPI and Mylan Securitization LLC (“Mylan Securitization”), and (ii) a Receivables Purchase Agreement, among Mylan Securitization, as seller, MPI, as originator and servicer, certain conduit purchasers, committed purchasers and letter of credit issuers from time to time party thereto (collectively, the “Purchasers”), certain purchaser agents from time to time party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as agent (the “Agent”). The Company agreed to enter into a performance guarantee with respect to the obligations of MPI under these agreements.

Under the Purchase and Contribution Agreement, MPI will sell, on an ongoing basis, certain accounts receivable, related assets and the right to the collections on those accounts receivable to Mylan Securitization. Once sold to Mylan Securitization, the accounts receivable, related assets and rights to collection described above will be separate and distinct from MPI’s own assets and will not be available to MPI’s creditors should MPI become insolvent. The servicing, administration and collection of the accounts receivable will be conducted by MPI, as servicer. Under the terms of the Receivables Purchase Agreement, Mylan Securitization may, from time to time, obtain up to $400 million (in the form of cash or letters of credit for the benefit of MPI) from the Purchasers through the sale of its interest in such receivables, related assets and collections. The size of the accounts receivable securitization facility may be increased from time to time, upon request by Mylan Securitization and with the consent of the purchaser agents and the Agent, up to a maximum of $500 million. Purchases under the Receivables Purchase Agreement will be repaid as accounts receivable are collected, with new purchases being advanced as new accounts receivable are originated by MPI and sold to Mylan Securitization, with settlement occurring monthly. Mylan Securitization has the option to reduce the commitments under the Receivables Purchase Agreement. Mylan Securitization’s assets have been pledged to the Agent in support of its obligations under the Receivables Purchase Agreement. Any amounts outstanding under the facility will be recorded as a secured loan and the receivables underlying any borrowings will continue to be included in accounts receivable, net, in the Consolidated Balance Sheets of the Company. The accounts receivable securitization facility has a term of three years.

The Receivables Purchase Agreement contains various customary affirmative and negative covenants and also contains customary default and termination provisions, which provide for acceleration of amounts owed under the Receivables Purchase Agreement upon the occurrence of certain specified events, including, but not limited to, failure by Mylan Securitization to pay interest and other amounts due, defaults on certain indebtedness, certain judgments, change in control, certain events negatively affecting the overall credit quality of transferred accounts receivable, bankruptcy and insolvency events.

As of December 31, 2013, the Consolidated Balance Sheets include $723.1 million of accounts receivable balances sold to Mylan Securitization, as well as $374 million of short-term borrowings. The interest rate on borrowings under this facility was approximately 0.93% at December 31, 2013.

Mylan Securitization holds trade accounts receivable whose cash flows are the primary source of repayment for its liabilities. Investors only have recourse to the assets held by Mylan Securitization. The Company is involved in these arrangements to the extent that it originates the accounts receivable and provides servicing activities.

Long-Term Debt
A summary of long-term debt is as follows:

(In thousands)	Coupon	December 31, 2013	December 31, 2012
U.S. Term Loans		$—	$1,156,250
Revolving Facility		60,000	—
2015 Cash Convertible Notes	3.750%	1,828,301	1,136,768
2016 Senior Notes (a)	1.800%	499,241	—
2016 Senior Notes (b)	1.350%	499,713	—
2017 Senior Notes (c)	7.625%	—	550,000
2018 Senior Notes (d)	2.600%	648,774	—
2018 Senior Notes (c)	6.000%	811,313	826,974
2019 Senior Notes (a)	2.550%	498,789	—
2020 Senior Notes (c)	7.875%	1,012,003	1,013,372
2023 Senior Notes (a)	3.125%	733,207	748,452
2023 Senior Notes (e)	4.200%	498,074	—
2043 Senior Notes (e)	5.400%	496,914	—
Other		132	132
		7,586,461	5,431,948
Less current portion		2	94,752
Total long-term debt		$7,586,459	$5,337,196
____________

(a)
Instrument is callable by the Company at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.20% plus, in each case, accrued and unpaid interest.

(b)
Instrument is callable by the Company at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.125% plus, in each case, accrued and unpaid interest.

(c)
Instrument is callable by the Company at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.50% plus, in each case, accrued and unpaid interest.

(d)
Instrument is callable by the Company at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.30% plus, in each case, accrued and unpaid interest.

(e)
Instrument is callable by the Company at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.25% plus, in each case, accrued and unpaid interest.

Senior Credit Facilities
In June 2013, the Company entered into a Senior Credit Agreement with a syndication of banks, which contains a $1.50 billion revolving facility (the “Revolving Facility”), under which the Company may obtain extensions of credit, subject to the satisfaction of specified conditions, in U.S. Dollars or alternative currencies, including Euro, Sterling, Yen, and such other currencies that are acceptable to each lender under the Revolving Facility and the Administrative Agent. The Revolving Facility includes a $150 million subfacility for the issuance of letters of credit and a $125 million subfacility for swingline borrowings. At December 31, 2013, the Company had $60 million outstanding under the Revolving Facility. The interest rate on the Revolving Facility at December 31, 2013 was 1.43%. Amounts drawn on the Revolving Facility become due and payable on June 27, 2018.

The Senior Credit Agreement contains customary affirmative covenants for facilities of this type, including among others, covenants pertaining to the delivery of financial statements, notices of default and certain material events, maintenance of business and insurance and compliance with laws, as well as customary negative covenants for facilities of this type, including limitations on the incurrence of indebtedness and liens, mergers and certain other fundamental changes, investments and loans, transactions with affiliates, payments of dividends and other restricted payments and changes in our lines of business. The Senior Credit Agreement contains a maximum consolidated leverage ratio financial covenant. We have been compliant with the financial covenant during 2013, and we expect to remain in compliance for the next twelve months.

In November 2011, the Company entered into a Senior Credit Agreement with a syndication of banks, which provided $1.25 billion in U.S. Term Loans and contained a $1.25 billion revolving facility.

In June 2013, in connection with its entry into the June 2013 Senior Credit Agreement, the Company terminated the credit agreement entered into in November 2011 (the “Prior Credit Agreement”). An amortization payment due in the first quarter of 2013 on the U.S. Term Loans was paid in March 2013, in the amount of $23.4 million. The remaining balance on the U.S. Term Loans of $1.13 billion was paid in June 2013, utilizing the proceeds from the June 2013 senior note offerings as described below. In addition, during the second quarter of 2013, the Company incurred a pre-tax charge of approximately $8.7 million related to the Senior Credit Agreement refinancing transaction related to the write-off of deferred financing fees, which was included in other (expense) income, net, in the Condensed Consolidated Statements of Operations.

Details of the interest rates in effect at December 31, 2012 on the outstanding borrowings under the term loans are in the table below:

	December 31, 2012
(In thousands)	Outstanding	Basis	Rate
U.S. Term Loans:
Swapped to Fixed Rate - January 2014 (1)	$500,000	Fixed	2.35%
Swapped to Fixed Rate - March 2014 (1)	$350,000	Fixed	2.20%
Floating Rate	$306,250	LIBOR + 1.75%	1.96%
Total U.S. Term Loans	$1,156,250
____________

(1)
Effective January 2012, $500 million of the U.S. Term Loans had been swapped to a fixed rate of 0.60% plus the specified spread under the Senior Credit Agreement through January 2014. Effective March 2012, an additional $350 million of the U.S. Term Loans had been swapped to a fixed rate of 0.45% plus the specified spread under the Senior Credit Agreement through March 2014. As of December 31, 2012, the specified spread under the Senior Credit Agreement was 175 basis points. These swaps were designated as cash flow hedges of the variability in interest expense related to our variable rate debt.

Senior Notes
Senior Notes issued November 2013

In November 2013, the Company issued $500 million aggregate principal amount of 1.350% Senior Notes due November 2016, $500 million aggregate principal amount of 2.550% Senior Notes due March 2019, $500 million aggregate principal amount of 4.200% Senior Notes due November 2023 and $500 million aggregate principal amount of 5.400% Senior Notes due November 2043 (collectively the “November 2013 Senior Notes”) in a registered offering pursuant to an effective Registration Statement on Form S-3 filed with the Securities and Exchange Commission (“SEC”). The November 2013 Senior Notes were issued pursuant to an indenture dated as of November 29, 2013 (the “Base Indenture”) and the first supplemental indenture dated as of November 29, 2013, both of which were entered into by and between the Company and The Bank of New York Mellon as trustee. Interest payments on the November 2013 Senior Notes are due semi-annually in arrears on May 29th and November 29th of each year beginning May 29, 2014 except in the case of the 2.550% Senior Notes due 2019 where interest payments are due semi-annually in arrears on March 28th and September 28th of each year beginning March 28, 2014.

The Company may redeem the 4.200% Senior Notes due in 2023 and the 5.400% Senior Notes due 2043 at any time on or after three months prior to their maturity in the case of the 4.200% Senior Notes due in 2023 and six months prior to their maturity in the case of the 5.400% Senior Notes due in 2043, at a redemption price equal to 100% of the principal amount of the 4.200% November 2023 Senior Notes or 5.400% November 2043 Senior Notes, as the case may be, to be redeemed, plus in each case accrued and unpaid interest up to, but excluding the redemption date.

The net proceeds from the offering were used to fund the acquisition of Agila and for general corporate purposes, including, but not limited to, the repayment of short-term borrowings and funding of the October 2013 share repurchase program. The outstanding balance under the November 2013 Senior Notes at December 31, 2013 was $1.99 billion, which includes a discount of $6.5 million.

Senior Notes issued June 2013

In June 2013, the Company issued $500 million aggregate principal amount of 1.800% Senior Notes due 2016 and $650 million aggregate principal amount of 2.600% Senior Notes due June 2018 (collectively the “June 2013 Senior Notes”). These notes are the Company’s senior unsecured obligations and were issued to qualified institutional buyers in accordance with Rule 144A and to persons outside of the U.S. pursuant to Regulation S under the Securities Act in a private offering exempt from the registration requirements of the Securities Act. The June 2013 Senior Notes were issued pursuant to an indenture dated as of June 25, 2013 entered into by and between the Company and The Bank of New York Mellon as trustee. Interest payments on the June 2013 Senior Notes are due semi-annually in arrears on June 24th and December 24th of each year beginning December 24, 2013.

In June 2013 and in connection with the offering of the June 2013 Senior Notes, the Company entered into a registration rights agreement with the initial purchasers of the Notes. Pursuant to the registration rights agreement, the Company was obligated to use commercially reasonable efforts (1) to file a registration statement with respect to an offer to exchange the June 2013 Senior Notes (the “exchange offer”) for new notes with the same aggregate principal amount and terms substantially identical in all material respects and (2) to cause the exchange offer registration statement to be declared effective by the SEC under the Securities Act. The Company filed a registration statement with the SEC, which was declared effective on January 31, 2014. The exchange offer will expire on March 3, 2014, unless extended or terminated by the Company. Net proceeds from the June 2013 Senior Notes were used to repay all of its outstanding $1.13 billion in U.S. Term Loans under the Prior Credit Agreement and for general corporate purposes.

The Company has entered into interest rate swaps that convert $500 million of 1.800% Senior Notes due 2016 principal debt to a variable rate, which was 1.41% at December 31, 2013. At December 31, 2013, the $499.2 million of 1.800% Senior Notes due 2016 debt is net of a $0.3 million discount and a fair value adjustment of $0.4 million associated with interest rate swaps.

July 2017 Senior Notes Redemption

On July 18, 2013, the Company redeemed all of its outstanding 7.625% Senior Notes due 2017 pursuant to their terms for a total of $608.8 million, including a $58.8 million redemption premium. The Company recorded a pre-tax charge of approximately $63.9 million during the current quarter related to the redemption of the 7.625% Senior Notes due 2017, comprised of the redemption premium and the write-off of deferred financing fees, which was included in other (expense) income, net, in the Condensed Consolidated Statements of Operations. The redemption of the 7.625% Senior Notes due 2017 was funded through borrowings under the Revolving Facility.

Cash Convertible Notes
In 2008, Mylan issued $575 million aggregate principal amount of Cash Convertible Notes due 2015. The Cash Convertible Notes bear stated interest at a rate of 3.75% per year and an effective interest rate of 9.5%. The effective interest rate is based on the rate for a similar instrument that does not have a conversion feature. The Cash Convertible Notes are not convertible into our common stock or any other securities under any circumstance.

On September 15, 2008, concurrent with the sale of the Cash Convertible Notes, Mylan entered into a convertible note hedge and warrant transaction with certain counterparties. Pursuant to the warrant transactions, the Company sold to the counterparties warrants to purchase in the aggregate up to approximately 43.2 million shares of Mylan common stock, subject to anti-dilution adjustments substantially similar to the anti-dilution adjustments for the Cash Convertible Notes, which under most circumstances represents the maximum number of shares that underlie the conversion reference rate for the Cash Convertible Notes. The sold warrants had an exercise price of $20.00 and will be net share settled, meaning that Mylan will issue a number of shares per warrant corresponding to the difference between its share price at each warrant expiration date and the exercise price. The warrants meet the definition of derivatives under the guidance in ASC 815; however, because these instruments have been determined to be indexed to the Company’s own stock and meet the criteria for equity classification under ASC 815-40, the warrants have been recorded in shareholders’ equity in the Consolidated Balance Sheets.

In the third quarter of 2011, the Company entered into amendments with the counterparties to exchange the original warrants with an exercise price of $20.00 (the “Old Warrants”) with new warrants with an exercise price of $30.00 (the “New Warrants”). Approximately 41.0 million of the Old Warrants were exchanged in the transaction. All other terms and settlement provisions of the Old Warrants remain unchanged in the New Warrants. As part of the amendments, the Company paid the holders of the Old Warrants approximately $3.66 per warrant or $150 million in total.

Below is the summary of the components of the Cash Convertible Notes:

(In thousands)	December 31, 2013	December 31, 2012	Balance Sheet Classification
Outstanding principal	$573,963	$575,000	Long-term debt
Equity component carrying amount	1,303,300	636,300	Long-term debt
Unamortized discount	(48,962)	(74,532)	Long-term debt
Net debt carrying amount	$1,828,301	$1,136,768
Purchased call options	$1,303,300	$636,300	Other assets

Holders may convert their notes subject to certain conversion provisions including (i) during any quarter if the closing price of our common stock exceeds 130% of the respective conversion price per share. During a defined period at the end of the previous quarter; (ii) during a defined period following five consecutive trading days in which the trading price per $1,000 principal amount was less than 98% of the product of the closing price of our common stock on such day and the applicable conversion reference rate; (iii) if the Company makes specified distributions to holders of our common stock including sales of rights or common stock on a preferential basis, certain distribution of assets or other securities or rights to all holders of our common stock or certain transactions resulting in substantially all shares of our common stock being converted into cash, securities or other property; or (iv) upon a change of control or if our securities cease to be traded on a major U.S. stock exchange.

As of December 31, 2013, because the closing price of our common stock for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day in the December 31, 2013 period, was more than 130% of the applicable conversion reference price of $13.32, the $574.0 million of Cash Convertible Notes was currently convertible. Although the Company’s experience is that convertible debentures are not normally converted by investors until close to their maturity date, it is possible that some debentures could be converted prior to their maturity date if, for example, a holder perceives the market for the debentures to be weaker than the market for the common stock. Upon an investor’s election to convert, the Company is required to pay the full conversion value in cash. Should holders elect to convert, the Company intends to draw on its Revolving Facility to fund any principal payments. The amount payable per $1,000 notional bond would be calculated as the product of (1) the conversion reference rate (currently 75.0751) and (2) the average Daily Volume Weighted Average Price per share of common stock for a specified period following the conversion date. Any payment above the principal amount is matched by a convertible note hedge.

Fair Value
At December 31, 2013, the fair value of the Senior Notes was approximately $5.85 billion, and at December 31, 2012, the fair value of the Senior Notes and Senior Convertible Notes was approximately $3.43 billion. At December 31, 2013 and December 31, 2012, the fair value of the Cash Convertible Notes was approximately $1.88 billion and $1.22 billion, respectively. The fair values of the Senior Notes and Cash Convertible Notes were valued at quoted market prices from broker or dealer quotations and were classified as Level 2 in the fair value hierarchy. Based on quoted market rates of interest and maturity schedules for similar debt issues, the fair values of the U.S. Term Loans and Revolving Facility, determined based on Level 2 inputs, approximate their carrying values at December 31, 2013 and December 31, 2012.

Mandatory minimum repayments remaining on the outstanding long-term debt at December 31, 2013, excluding the discounts, premium and conversion features, are as follows for each of the periods ending December 31:

(In thousands)	Total
2014	$2
2015	574,093
2016	1,000,000
2017	—
2018	1,510,000
Thereafter	3,250,000
Total	$6,334,095